SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      March 31, 1997
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                  DIGITAL COMMUNICATIONS TECHNOLOGY CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


       1-13088                                          65-0014636
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(Commission File Number)                    (IRS Employer Identification No.)


              16910 Dallas Parkway, Suite 100, Dallas, Texas 75248
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              (Address of principle executive offices)     (Zip Code)


Registrant's telephone number, including area code        (972)248-1922
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         (Former name or former address, if changed since last report)

ITEM 5.  Other Events.

On March 31, 1997, the Registrant announced its plan to issue Class A and Class Warrants as a dividend to shareholders of record as of April 30, 1997. The full text of the news release announcing the plan follows:


FOR IMMEDIATE RELEASE

CONTACT:  Adrienne Beam (972) 248-1922
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Digital Communications Technology Corporation
16910 Dallas Parkway - Suite 100 - Dallas, Texas  75248

                                                              NEWS RELEASE
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DIGITAL COMMUNICATIONS TECHNOLOGY TO ISSUE WARRANT DIVIDENDS.

DALLAS, TEXAS - March 31, 1997-Digital Communications Technology Corporation announced today its plan to issue Class A and Class B Warrants as a dividend to its shareholders. Subject to filing and completion of a registration statement with the Securities and Exchange Commission, shareholders of record as of April 30, 1997, will receive one Class A Warrant for each seven shares of common stock held as of the record date, and one Class B Warrant for every four shares of common stock held as of the record date.

No fractional warrant will be issued as the number of warrants of each class due each shareholder will be rounded up to the nearest whole number. DCT had 7,314,922 shares of common stock issued and outstanding as of March 28, 1997.

Each Class A Warrant entitles the registered holder to purchase one share of common stock at the exercise price of $3.50, subject to certain adjustments, for a period of two years after the effective date of the registration statement. Each Class B Warrant entitles the registered holder to purchase one share of common stock at the exercise price of $5.00, subject to certain adjustments, for a period of three years after the effective date of the registration statement.

Both Class A and Class B Warrants are subject to redemption by the Company commencing one year from the effective date of the registration statement, at $0.01 per Warrant, on thirty days' written notice, if the closing bid price of the common stock for five consecutive days ending not more than fifteen days prior to when the notice of redemption is given equals or exceeds $3.50 per share as to the Class A Warrant, and $5.00 per share as to the Class B Warrant, subject to adjustment for stock splits, stock dividends and the like. Any holder who does not exercise his Warrants prior to the expiration or repurchase will forfeit the right to purchase the underlying shares of common stock.

The Company will file an application to have the Class A and Class B Warrants admitted for trading on the American Stock Exchange.

Kevin B. Halter, Chairman of the Board of DCT stated that "the Board of Directors and management of DCT believe that the current market value of our stock which trades below book value, does not appropriately reflect the true value of the Company and its future potential. The Warrant distribution expresses the desire of the Company to reward its current shareholders should the market price for the shares of DCT's common stock return to historical levels".

The information in this news release includes certain forward looking statements that are based upon assumptions that in the future may prove not to have been accurate and are subject to significant risks and uncertainties, including statements to the future financial performance of the Company. Although the Company believes that the expectations reflected in its forward looking statements are reasonable, it can give no assurance that such expectations or any of its forward looking statements will prove to be correct. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, product development and acceptance, the impact of competitive services and pricing, general economic risks and uncertainties.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DIGITAL COMMUNICATIONS TECHNOLOGY CORPORATION


                                 By:    /s/ Kevin B. Halter
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                                         Kevin B. Halter, Chairman of the Board



Dated:  April 3, 1997


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